SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                              [Amendment No. ____]

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material under ss. 240.14a-12

                             PYR ENERGY CORPORATION
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
        -----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1. Amount Previously Paid:

     2. Form, Schedule or Registration Statement No.:

     3. Filing Party:

     4. Date Filed:

                             PYR ENERGY CORPORATION
                            1675 Broadway, Suite 2450
                             Denver, Colorado 80202
                                 (303) 825-3748

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held August 8, 2005

     The Annual Meeting of Stockholders of PYR Energy Corporation (the "Company") will be held on August 8, 2005 at 10:00 a.m. (Denver, Colorado time) at Wells Fargo Bank 1740 Broadway, for the following purposes:

     1.   To elect a Board of Directors consisting of four Directors;

     2. To consider and vote upon a proposal recommended by the Board of Directors for the issuance of up to an additional 1,780,702 shares of common stock to be available for the conversion of accrued interest on previously issued convertible notes;

     3. To consider and vote upon a proposal recommended by the Board of Directors to ratify the selection of Hein + Associates LLP to serve as our certified independent accountants for the fiscal year ending August 31, 2005; and

     4. To transact any other business that properly may come before the Annual Meeting.

     Only the stockholders of record as shown on our transfer books at the close of business on June 13, 2005 are entitled to notice of, and to vote at, the Annual Meeting. Our Annual Report for the fiscal year ended August 31, 2004 is being mailed to stockholders with this proxy statement. The Annual Report is not part of the proxy soliciting material.

     All stockholders, regardless of whether they expect to attend the meeting in person, are requested to complete, date, sign and return promptly the enclosed form of proxy in the accompanying envelope (which requires no postage if mailed in the United States). The person executing the proxy may revoke it by filing with our Secretary an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.

     All stockholders are extended a cordial invitation to attend the Annual Meeting.

                                             By the Board of Directors
                                             /s/ D. Scott Singdahlsen
Denver, Colorado                             D. Scott Singdahlsen
June 14, 2005                                Chief Executive Officer

                                 PROXY STATEMENT

                             PYR ENERGY CORPORATION
                            1675 Broadway, Suite 2450
                             Denver, Colorado 80202
                                 (303) 825-3748

                         ANNUAL MEETING OF STOCKHOLDERS
                            To be held August 8, 2005


                     SOLICITATION AND REVOCATION OF PROXIES

     This proxy statement is provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of PYR Energy Corporation, a Maryland corporation (referred to as the "Company" or "PYR Energy" or "we" or "us"), to be voted at the Annual Meeting of Stockholders to be held at 10:00 a.m. (Denver, Colorado time) on August 8, 2005 at Wells Fargo Bank 1740 Broadway, or at any adjournment or postponement of the Annual Meeting. We anticipate that this proxy statement and the accompanying form of proxy will be first mailed or given to stockholders on or about June 24, 2005.

     The shares represented by all proxies that are properly executed and submitted will be voted at the Annual Meeting in accordance with the instructions indicated on the proxies. Unless otherwise directed, the shares represented by proxies will be voted (1) for each of the four nominees for director whose names are set forth on the proxy card, (2) in favor of the issuance of up to an additional 1,780,702 shares of common stock to be available for the conversion of accrued interest on previously issued convertible notes, and (3) in favor of ratification of Hein + Associates LLP as our certified independent accountants.

     A stockholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to our Secretary, by substituting a new proxy executed at a later date, or by requesting, in person at the Annual Meeting, that the proxy be returned.

     The solicitation of proxies is to be made principally by mail; however, following the initial solicitation, further solicitations may be made by telephone or oral communication with stockholders. Our officers, directors and employees may solicit proxies, but these persons will not receive compensation for that solicitation other than their regular compensation as employees. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by those persons. We may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing. We will pay all expenses involved in preparing, assembling and mailing this proxy statement and the enclosed material. A majority of the issued and outstanding shares of common stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the stockholders. If sufficient votes for approval of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, we intend to postpone or adjourn the Annual Meeting in order to solicit additional votes. The form of proxy we are soliciting requests authority for the proxies, in their discretion, to vote the stockholders' shares with respect to a postponement or adjournment of the Annual Meeting. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this proxy statement with respect to the original meeting.

                              AVAILABLE INFORMATION

     Copies of the Annual Report are being sent to each stockholder with this proxy statement. Upon written request, we will provide, without charge, a copy of our quarterly reports on Forms 10-QSB for the quarters ended November 30, 2004 and February 28, 2005 to any stockholders of record, or to any stockholder who owns common stock listed in the name of a bank or broker as nominee, at the close of business on June 13, 2005. Any request for a copy of these reports should be mailed to the Secretary, PYR Energy Corporation, 1675 Broadway, Suite 2450, Denver, Colorado 80202, (303) 825-3748. Stockholders may also receive copies of these reports by accessing our website at www.pyrenergy.com or the SEC's website at www.sec.gov.

                            1. ELECTION OF DIRECTORS

     At the Annual Meeting, the stockholders will elect four directors to serve as our Board of Directors. Each director will be elected to hold office until the next annual meeting of stockholders and thereafter until his successor is elected and qualified. The affirmative vote of a majority of the shares represented at the Annual Meeting in person or by proxy is required to elect each director. Cumulative voting is not permitted in the election of directors. Consequently, each stockholder is entitled to one vote for each share of common stock held in his or her name. In the absence of instructions to the contrary, the person named in the accompanying proxy shall vote the shares represented by that proxy for the persons named below as management's nominees for directors. Each of the nominees currently is a director of the Company.

     It is not anticipated that any of the nominees will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board of Directors may recommend.

Required Vote; Board Recommendation

     An affirmative vote of the majority of shares represented at the Annual Meeting in person or by proxy is necessary to elect each director.

     The Board of Directors unanimously recommends a vote for each of the nominees for election as directors.

     The following table sets forth, with respect to each nominee for director, the nominee's age, his positions and offices with the Company, the expiration of his term as a director and the year in which he first became a director. Individual background information concerning each of the nominees follows the table. For additional information concerning the nominees, including stock ownership and compensation, see "--Executive Compensation", "--Stock Ownership Of Directors And Principal Stockholders", and "--Certain Transactions With Management And Principal Stockholders".


                                                                      Expiration of Term as   Director
        Name            Age     Position with the Company                   Director           Since
        ----            ---     -------------------------                   --------           -----
D. Scott Singdahlsen    47      Chief Executive Officer, Chief        2006 Annual Meeting      1997
                                Financial Officer, President, and
                                Chairman Of the Board

David Kilpatrick        54      Director                              2006 Annual Meeting      2002

Bryce W. Rhodes         51      Director                              2006 Annual Meeting      1999

Dennis M. Swenson       70      Director                              2006 Annual Meeting      2004

     D. Scott Singdahlsen has served as President, Chief Executive Officer, and Chairman of the Board of the Company since August 1997. Mr. Singdahlsen co-founded PYR Energy, LLC in 1996, and served as General Manager and Exploration Coordinator. In 1992, Mr. Singdahlsen co-founded Interactive Earth Sciences Corporation, a 3-D seismic management and interpretation consulting firm in Denver, for which he served as vice president and president and lead seismic interpretation specialist from 1992 to 1996. Prior to forming Interactive Earth Sciences Corporation, Mr. Singdahlsen was employed as a Development Geologist for Chevron USA in the Rocky Mountain region. At Chevron, Mr. Singdahlsen was involved in 3-D seismic reservoir characterization projects and geostatistical analysis. Mr. Singdahlsen started his career at UNOCAL as an Exploration Geologist in Midland, Texas. Mr. Singdahlsen earned a B.A. in Geology from Hamilton College and a M.S. in Structural Geology from Montana State University.

     David B. Kilpatrick has been a Director of the Company since June 2002, serves on the Company's Audit Committee, and serves as the Chairman of the Company's Compensation Committee. He is currently President of Kilpatrick Energy Group, which provides strategic management consulting services to the oil and gas industry. He currently serves as a Director of the publicly traded Cheniere Energy and privately held Ensyn Petroleum International, Ltd. Prior to the 1998 merger with Texaco, he was President and Chief Operating Officer of Monterey Resources, Inc., the largest independent oil and gas producer in California. Mr. Kilpatrick has served as President of the California Independent Petroleum Association and is a member of its Board of Directors and also serves as a Director of the Independent Oil Producers Agency. He earned a Bachelor of Science degree in Petroleum Engineering from the University of Southern California and a Bachelor's Degree in Geology and Physics from Whittier College.

     Bryce W. Rhodes has been a Director of the Company since April 1999, when he was nominated and elected to the Board in connection with the sale by the Company of convertible promissory notes issued in a private placement transaction in October and November 1998. Mr. Rhodes is a member of the Company's Audit Committee and Compensation Committee. From 1996 until September 2003, Mr. Rhodes has served as President and CEO of Whittier Energy Company ("WEC"), an oil and gas investment company. In September 2003, WEC merged with Olympic Resources, Inc. and Mr. Rhodes was appointed as President and Chief Executive Officer. Mr. Rhodes served as Investment Manager of WEC from 1990 until 1996. Mr. Rhodes received B.A. degrees in Geology and Biology from the University of California, Santa Cruz, in 1976 and an MBA degree from Stanford University in 1979.

     Dennis M. Swenson joined as a Director in October 2004, and serves as the Audit Committee Chairman and as a member of the Compensation Committee. From 1992 through 1995, Mr. Swenson was an independent consultant. Mr. Swenson was Executive Vice President, Chief Financial Officer, Secretary and Treasurer, of StarTek, Inc., a NYSE traded company with headquarters in Denver, Colorado from 1996 through retirement in 2001. Mr. Swenson was employed at Ernst & Young in Denver from 1960 to 1973, and was a partner at Ernst & Young from 1973 to 1991. He has a Bachelor's Degree in Accounting from Brigham Young University and an MBA Degree from the University of Denver.

Other Executive Officers

     Tucker L. Franciscus, 36, Vice President of Strategic Development and Corporate Secretary, joined PYR in September 2004. Mr. Franciscus joined the firm from Stifel Nicolaus & Company, where he oversaw their Investment Banking Energy Group practice between 2001 and 2004. Mr. Franciscus was responsible for mergers and acquisitions, equity and debt offerings, and private placements for all of Stifel's energy clients. Prior to working at Stifel, Mr. Franciscus was the senior associate and manager for the Global Energy Group at J.P. Morgan in New York and an associate in the Deutsche Banc BT Wolfensohn Mergers & Acquisitions Group. Mr. Franciscus has executed equity, debt, mergers and acquisitions and other financing transactions in various industries including defense, energy, media and telecom. For five years preceding his banking experience, Mr. Franciscus worked in various marketing and finance positions in the Oil and Gas sector, including Synder Oil and KN Energy (Interenergy). Additionally, he was a commissioned Infantry Officer in the U.S. Army and continues to serve in the reserves. Mr. Franciscus has an MBA from the Daniels college of Business at the University of Denver and a Bachelor of Arts from Ohio Wesleyan University.

     Kenneth R. Berry, Jr., 52, has served as Vice President of Land since August 1999, and as land manager for the Company since October 1997. Mr. Berry is responsible for the management of all land issues including leasing and permitting. Prior to joining the Company, Mr. Berry served as the managing land consultant for Swift Energy Company in the Rocky Mountain region. Mr. Berry began his career in the land department with Tenneco Oil Company after earning a B.A. degree in Petroleum Land Management at the University of Texas - Austin.

     Each of our officers serves at the pleasure of the Board of Directors. There are no family relationships among our officers and directors.

Board of Directors and Committees

     The Board of Directors met three times during the fiscal year ended August 31, 2004 and each director participated in at least 75 percent of the aggregate of the total number of meetings of the Board and of all committees on which that director served during the year. We encourage all incumbent directors, as well as all nominees for election as directors, to attend the annual meeting of stockholders. Our 2004 Annual Meeting of Stockholders held on June 11, 2004 was attended by all three of the incumbent Directors who were directors as of that date.

     The standing committees of the Board include the Audit Committee and the Compensation Committee. The Audit Committee and the Compensation Committee each consists entirely of non-employee directors. The Board has not appointed a nominating committee.

     The Audit Committee met three times during the fiscal year ended August 31, 2004. The Audit Committee oversees for the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls. The Audit Committee charter was adopted by the Board of Directors in June 2000 and was amended by the Board in April 2001 and April 2004. A copy of the Audit Committee charter was attached as Exhibit A to our definitive Proxy Statement regarding the Annual Meeting of our stockholders held on June 18, 2001 and can be found on the SEC's website at www.sec.gov. and on the company's website at www.pyrenergy.com. The functions of the Audit Committee and its activities during the fiscal year ended August 31, 2004 are described below under the heading "Audit Committee Report". During the fiscal year ended August 31, 2004, the Board examined the composition of the Audit Committee in light of the adoption by the SEC and the AMEX of rules governing audit committees of issuers, such as the Company, whose securities are quoted on the AMEX. Based upon this examination, the Board confirmed that all members of the Audit Committee are "independent" within the meaning of the AMEX's rules. The Audit Committee currently consists of Messrs. Swenson (Chairman), Kilpatrick, and Rhodes. Mr. Sherry Hutchison was our audit committee chairman until his resignation on September 1, 2004. The Board of Directors has determined that Mr. Swenson is the Company's audit committee financial expert.

     The Compensation Committee met one time during the fiscal year ended August 31, 2004. The Compensation Committee has the authority to establish policies and make determinations concerning compensation and employee benefits. The Compensation Committee reviews and makes recommendations concerning the compensation policies and the implementation of those policies and determines compensation and benefits for executive officers. The Compensation Committee currently consists of Messrs. Kilpatrick (Chairman), Swenson and Rhodes. None of the members of the Compensation Committee is an employee of the Company.

     The Company does not have a nominating committee because it believes that currently, the nominating functions should be relegated to the full Board. Nominees for director will be selected or recommended by a majority of the Company's directors who meet the AMEX independence standards, Messrs. Swenson, Kilpatrick and Rhodes. In selecting nominees for the Board, the Company is seeking a board with a variety of experiences and expertise, and in selecting nominees will consider business experience in the industry in which the Company operates, financial expertise, independence from transactions with the Company, experience with publicly traded companies, experience with relevant regulatory matters in which the Company is involved and reputation for integrity and professionalism. The independent directors will consider in good faith director candidates who meet the minimum qualifications and who are recommended by stockholders.

     Stockholders may nominate persons to serve on the Board of Directors. To be considered for nomination by the Board at the next annual meeting of stockholders, the nominations must be made by stockholders of record entitled to vote. Stockholder nominations must be made by notice in writing, delivered or mailed by first class U.S. mail, postage prepaid, to the Secretary of the Company at the Company's principal business address, not less than 53 days nor more than 90 days prior to any meeting of the stockholders at which directors are to be elected. Each notice of nomination of directors by a stockholder shall set forth the nominee's name, age, business address, if known, residence address of each nominee proposed in that notice, the principal occupation or employment of each nominee for the five years preceding the date of the notice, the number of shares of the Company's common stock beneficially owned by each nominee and any arrangement, affiliation, association, agreement or other relationship of the nominee with any Company stockholder.

     Stockholders wishing to send communications to the Board may contact D. Scott Singdahlsen, our Chief Executive Officer, President and Chairman of the Board, at the Company's principal executive office address. All such communications shall be shared with the members of the Board, or if applicable, a specified committee or director.

Employee Code of Conduct and Code of Ethics and Reporting of Accounting Concerns

     We have adopted an Employee Code of Conduct (the "Code of Conduct"). We require all employees to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires that our employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in our best interest.

     We also adopted a Code of Ethics for our Chief Executive Officer, our Chief Financial Officer, our Controller and all other financial officers and executives. This Code of Ethics supplements our Code of Conduct and is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters. The Code of Conduct and Code of Ethics were filed with the SEC as exhibits to our Annual Report on Form 10-KSB for the year ended August 31, 2003 and can be found on our website at www.pyrenergy.com.

     Further, we have established "whistle-blower procedures" which provides a process for the confidential and anonymous submission, receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters. These procedures provide substantial protections to employees who report company misconduct.

Audit Committee Financial Expert

     Our Board of Directors has determined that Mr. Dennis Swenson, an independent Director, is the Company's audit committee financial expert.

Audit Committee Report

     The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended August 31, 2004 and the unaudited financial statements included in the Quarterly Reports on Form 10-QSB for the first three quarters of the fiscal year ended August 31, 2004.

     The Committee discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, the auditors' judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed by the auditors with the Committee under Statement on Auditing Standard No. 61, as amended. In addition, the Committee discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures and the letter required by the Independence Standards Board Standard No. 1. The Committee considered whether the auditors' providing services on behalf of the Company other than audit services is compatible with maintaining the auditors' independence.

     The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of the auditors' examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee met three times during the fiscal year ended August 31, 2004, and during the fiscal year ending August 31, 2005, has met four times to date.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended August 31, 2004 for filing with the SEC. The Committee also has recommended to the Board the selection of the Company's independent auditors.

                                           The Audit Committee
                                                Dennis Swenson*
                                                David B. Kilpatrick
                                                Bryce W. Rhodes
-------------
*Mr. Swenson became a Director and a member of the Company's Audit Committee in October 2004, prior to which time he had no involvement with the Audit Committee's activities or determinations. Mr. Swenson expresses no knowledge about the Audit Committee's activities prior to October 2004.

                                      *****

Compensation Committee Interlocks and Insider Participation

     Messrs. Kilpatrick, Swenson and Rhodes serve on the Company's Compensation Committee. None of these individuals served as a member of the compensation committee of another entity that has an executive officer serving on the Compensation Committee of the Company. No executive officer of the Company served as a director of another entity, that had an executive officer serving on the Compensation Committee of the Company. Finally, no executive officer of the Company served as a member of the compensation committee of another entity, which had an executive officer serving as a director of the Company.

Compensation Committee Report on Executive Compensation

     None of the members of the Compensation Committee of the Board of Directors is an employee of the Company. The Compensation Committee sets and administers the policies that govern the annual and long-term compensation of executive officers of the Company. The Compensation Committee makes determinations concerning compensation of executive officers and awards of stock options under the Company's stock option plans.

     Compensation Policies Toward Executive Officers. The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that relate compensation to the Company's annual and long-term performance, reward above-average corporate performance compared to other companies in the oil and gas industry, recognize individual initiative and achievements, and assist the Company in retaining and attracting qualified executive officers. The Compensation Committee attempts to achieve these objectives through a combination of base salary, stock options, and cash bonus awards. In determining compensation, the Compensation Committee considers the matters discussed in this report as well as the recommendations of the Chief Executive Officer concerning other executive officers and employees. The Compensation Committee met during the year ended August 31, 2004 to consider executive salaries for the 2004 fiscal year, as well as stock option grants and cash bonuses for performance during the year ended August 31, 2003.

     Executive Salaries. Executive salaries are reviewed by the Compensation Committee on a yearly basis and are set for individual executive officers based on subjective evaluations of each individual officer's performance and contributions to the Company, the Company's past performance, the Company's future prospects and long-term growth potential and a comparison of the salary ranges for executives of other companies in the oil and gas industry. Through consideration of these criteria, the Compensation Committee believes that salaries may be set in a manner that is both competitive and reasonable within the Company's industry. During the fiscal year ended August 31, 2004, the Committee determined to increase the salary of Kenneth Berry based on the evaluations described above, but did not otherwise adjust executive salaries.

     Stock Options. Stock options are granted to executive officers and other employees of the Company by the Compensation Committee as a means of providing long-term incentive to the Company's employees. The Compensation Committee believes that stock options encourage increased performance by the Company's employees and align the interests of the Company's employees with the interests of the Company's stockholders. Decisions concerning recommendations for the granting of stock options to a particular executive officer are made after reviewing the number of options previously granted to that officer, the number of options granted to other executive officers (with higher ranking officers generally receiving more options in the aggregate), and a subjective evaluation of that officer's performance and contributions to the Company as described above under "--Executive Salaries" and anticipated involvement in the Company's future prospects. While stock options are viewed by the Committee on a more forward-looking basis than cash bonus awards based on prior performance, an executive officer's prior performance will impact the number of options that may be granted. After considering the foregoing factors, during the fiscal year ended August 31, 2004, the Committee recommended that the Company grant options to three executive officers as follows:

                                                                     Exercise
            Name/Title                  Number of Options        Price Per Share
            ----------                  -----------------        ---------------
D. Scott Singdahlsen,                          -0-                     -0-
  President and Chief Executive Officer

Kenneth R. Berry, Jr.                         85,000                  $0.92
  Vice President--Land

     Cash Bonus Awards. The Compensation Committee considers on an annual basis whether to pay cash bonuses to some or all of the Company's employees, including the Company's executive officers. The Compensation Committee considers the granting of bonuses with the objective that the Company will remain competitive in its compensation practices and be able to retain highly qualified executive officers. In determining the amounts of bonuses, the Compensation Committee considers the performance both of the Company and of each executive officer in the past year as described above under "--Executive Salaries". The Committee's review of the Company's performance concentrates on exploration success, prospect generation, investment community recognition of the Company and financial stability. The Committee did not pay cash bonuses to any of its employees during the fiscal year ended August 31, 2004.

     Chief Executive Officer Compensation. Generally, the compensation of the Company's Chief Executive Officer is determined in the same manner as the compensation for other executive officers of the Company as described above. The Committee did not adjust Mr. Singdahlsen's compensation during the fiscal year ended August 31, 2004.

                                         The Compensation Committee

                                         Dennis Swenson*
                                         David B. Kilpatrick
                                         Bryce W. Rhodes

----------
*Mr. Swenson became a Director and a member of the Company's Compensation Committee in October 2004, prior to which time he had no involvement with the Compensation Committee's activities or determinations. Mr. Swenson expresses no knowledge about the Compensation Committee's activities prior to October 2004.

                                     * * * *

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. The Company believes that during the year ended August 31, 2004, its officers, directors and holders of more than 10% of the Company's common stock complied with all Section 16(a) filing requirements, except that Ken Berry, a Vice President, was late filing a Form 4 with respect to his receipt of stock options on September 9, 2003 and August 26, 2004. In making these statements, the Company has relied upon representations and its review of copies of the Section 16(a) reports filed for the fiscal year ended August 31, 2004 on behalf of the Company's directors, officers and holders of more than 10% of the Company's common stock.


Executive Compensation

Summary Compensation Table

     The following table sets forth in summary form the compensation received during each of the last three completed fiscal years ended August 31, 2004 by D. Scott Singdahlsen, our Chief Executive Officer, President, Chief Financial Officer and Chairman of the Board. Other than Mr. Singdahlsen, none of our executive officers received total salary and bonus exceeding $100,000 during the fiscal year ended August 31, 2004.


                                       Summary Compensation Table
-----------------------------------------------------------------------------------------------------------
                                         Annual Compensation                   Long-Term Compensation
                             ------------------------------------------   ---------------------------------
                                                                                   Awards           Payouts
                                                                          -----------------------   -------
                                                           Other Annual   Restricted   Securities    LTIP       All Other
                             Fiscal     Salary   Bonus     Compensation     Stock      Underlying   Payouts    Compensation
Name and Principal Position   Year      ($)(1)   ($)(2)       ($)(3)      Awards ($)   Options(#)   ($)(4)       ($)(5)
---------------------------   ----      ------   ------       ------      ----------   ----------   ------       ------
D. Scott Singdahlsen          2004     $175,000   $-0-         -0-           -0-          -0-         -0-          -0-
Chief Executive Officer,
Chief Financial Officer,      2003     $175,000   $-0-         -0-           -0-        281,750       -0-          -0-
President and Chairman Of
the Board                     2002     $175,000   $-0-         -0-           -0-          -0-         -0-          -0-

----------
(1)  The dollar value of base salary (cash and non-cash) received during the year indicated.

(2) The dollar value of bonus (cash and non-cash) received during the year indicated.

(3) During the period covered by the Summary Compensation Table, we did not pay any other annual compensation not properly categorized as salary or bonus, including perquisites and other personal benefits, securities or property.

(4) We do not have in effect any plan that is intended to serve as incentive for performance to occur over a period longer than one fiscal year except for our 1997 and 2000 Stock Option Plans.

(5) All other compensation received that we could not properly report in any other column of the Summary Compensation Table including annual Company contributions or other allocations to vested and unvested defined contribution plans, and the dollar value of any insurance premiums paid by, or on behalf of, the Company with respect to term life insurance for the benefit of the named executive officer, and, the full dollar value of the remainder of the premiums paid by, or on behalf of, the Company.

Option Grants

     There were no individual grants of stock options made during the fiscal year ended August 31, 2004 to any executive officers. Subsequent to the fiscal year end, on November 17, 2004, Mr. Singdahlsen was granted options to purchase
200,000 shares at an exercise price of $0.96 per share that expire in 2014.
One-fifth of these options are exercisable each November for the next five years.

Aggregated Option Exercises And Fiscal Year-End Option Value Table

     The following table provides certain summary information concerning stock option exercises during the fiscal year ended August 31, 2004 by the named executive officer and the value of unexercised stock options held by the named executive officer as of August 31, 2004.

                                       10

                    Aggregated Option Exercises in last Fiscal Year And Year-End Option Values(1)
------------------------------------------------------------------------------------------------------------------

                                                            Number of Securities
                                                           Underlying Unexercised          Value of Unexercised
                                                              Options at Fiscal          In-the-Money Options at
                                                               Year-End (#)(4)            Fiscal Year-End ($)(5)
                      Shares Acquired   Value Realized   ---------------------------   ---------------------------
        Name          on Exercise(2)        ($)(3)       Exercisable   Unexercisable   Exercisable   Unexercisable
        ----          --------------        ------       -----------   -------------   -----------   -------------
D. Scott Singdahlsen       $-0-              $-0-          303,917        192,833        $-38667         $77,333

----------
(1)  No stock appreciation rights are held by any of the named executive officers.

(2) The number of shares received upon exercise of options during the year ended August 31, 2004.

(3) With respect to options exercised during the year ended August 31, 2004, the dollar value of the difference between the option exercise price and the market value of the option shares purchased on the date of the exercise of the options.

(4) The total number of unexercised options held as of August 31, 2004, separated between those options that were exercisable and those options that were not exercisable on that date.

(5) For all unexercised options held as of August 31, 2004, the aggregate dollar value of the excess of the market value of the stock underlying those options over the exercise price of those unexercised options. These values are shown separately for those options that were exercisable and those options that were not yet exercisable on August 31, 2004 based on the closing sale price of our common stock on the last business day before that date, which was $0.87 per share.

Employee Retirement Plans, Long-Term Incentive Plans and Pension Plans

     Excluding the Company's stock option plans, we do not have any long-term incentive plan to serve as incentive for performance to occur over a period longer than one fiscal year.

Equity Compensation Plan Information

                                                                                             Number of Securities
                                                                                           Remaining Available for
                              Number of Securities to be    Weighted-Average Exercise    Future Issuance Under Equity
                               Issued Upon Exercise of        Price of Outstanding      Compensation Plans (Excluding
                                 Outstanding Options,         Options, Warrants and        Securities Reflected in
       Plan Category             Warrants and Rights                 Rights                      Column (a))*
       -------------             -------------------                 ------                      ------------
                                         (a)                           (b)                           (c)
Equity compensation plans
approved by security holders          2,939,750                       $1.40                        589,250

Equity compensation plans not
approved by security holders             -0-                           --                            -0-

Total                                 2,939,750                                                    589,250

-----------------
* As of May 25, 2005

                                       11

     1997 Stock Option Plan

     In August 1997, our 1997 Stock Option Plan (the "1997 Plan") was adopted by the Board of Directors and subsequently approved by the stockholders. Pursuant to the 1997 Plan, we may grant options to purchase an aggregate of 1,000,000 shares of common stock to key employees, directors, and other persons who have contributed or are contributing to our success. The options granted pursuant to the 1997 Plan may be either incentive options qualifying for beneficial tax treatment for the recipient or they may be nonqualified options. The 1997 Plan may be administered by the Board of Directors or by an option committee. Administration of the 1997 Plan includes determination of the terms of options granted under the 1997 Plan. At May 25, 2005, options to purchase 525,000 shares were outstanding under the Plan and 191,500 options were available to be granted under the 1997 Plan.

     2000 Stock Option Plan

     In March 1999, our 2000 Stock Option Plan (the "2000 Plan") was adopted by the Board of Directors and subsequently approved by the stockholders. Pursuant to the 2000 Plan, we may grant options to purchase shares of our common stock to key employees, directors, and other persons who have contributed or are contributing to our success. We initially could grant options to purchase up to 500,000 shares pursuant to the 2000 Plan. In June 2001, our stockholders approved an amendment which allows us to grant options to purchase up to 1,500,000 shares pursuant to the 2000 Plan. In June 2004, our stockholders approved an amendment to increase from 1,500,000 to 2,250,000 the number of shares of common stock issuable pursuant to options granted under the 2000 Plan. The options granted pursuant to the 2000 Plan may be either incentive options qualifying for beneficial tax treatment for the recipient or non-qualified options. The 2000 Plan may be administered by the Board of Directors or by an option committee. Administration of the 2000 Plan includes determination of the terms of options granted under the 2000 Plan. As of May 25, 2005, options to purchase 1,739,750 shares were outstanding under the 2000 Plan and 397,750 options were available to be granted pursuant to the 2000 Plan.

Compensation Of Outside Directors

     On April 12, 2002, we granted options to purchase 20,000 shares of common stock to Mr. S.L. Hutchison and Mr. Rhodes who, at that time, were the only outside directors of the Company. The exercise price of the options is $1.65 per share, with 5,000 of the options immediately vesting and the remaining 15,000 of the options vesting 2,500 options for each fiscal quarter served as Director beginning June 1, 2002. Effective with Mr. Kilpatrick becoming a non-employee member of the Board of Directors on June 4, 2002, we granted him options to purchase 20,000 shares of common stock at an exercise price of $1.72 per share. The options vest 2,500 options for each fiscal quarter served as Director beginning with our fiscal quarter ended August 31, 2002. Other than options to purchase an aggregate of 281,750 shares granted to Scott Singdahlsen in February 2003, there were no options granted to any of our directors during the fiscal years ended August 31, 2003 or 2004. Mr. Kilpatrick and Mr. Rhodes both received options to purchase 50,000 shares at an exercise price of $1.17 per share on September 17, 2004. One-half of these options vest immediately and one-half vest after one year. Mr. Swenson was granted options to purchase 50,000 shares on October 1, 2004 at an exercise price of $1.17 per share. One-half of these options vest immediately and one-half vest after one year. Mr. Hutchison, the former Audit Committee Chairman, was awarded options to purchase 25,000 shares on January 12, 2005 at an exercise price of $1.02 per share.

     Effective September 1, 2004, the Company will pay each member of the Board of Directors a fee for attending Board meetings, plus a cash retainer to the Audit Committee Chairman. The fees are as follows:

     Meeting Fees:

     o $1000 per meeting for in-person quarterly Board meetings with an additional $250 per meeting for teleconference meetings

     o $500 per meeting for in-person or telephonic committee meetings (audit and compensation) when not held in conjunction with a regularly scheduled Board meeting. $250 if held in conjunction with a regularly scheduled Board meeting.

     o $1000 fee for attendance of Annual Meeting of Stockholders (in addition to fee related to Board meeting in conjunction with the Annual Meeting of Stockholders).

     Cash Retainer:

     o    $5,000 per year for Audit Committee Chairperson.


Employment Contracts And Termination of Employment And Change-In-Control Arrangements

     We do not have any written employment contracts with any of our officers or other employees. We have no compensatory plan or arrangement that results or will result from the resignation, retirement or any other termination of an executive officer's employment or from a change-in-control or a change in an executive officer's responsibilities following a change-in-control, except that both the 1997 Plan and the 2000 Plan provide for vesting of all outstanding options in the event of the occurrence of a change-in-control.

Performance Graph

     The following line graph compares the yearly percentage change in the cumulative total stockholder return, assuming reinvestment of dividends (regarding shares other than our common stock, on which no dividends have been paid) for (1) our common stock, (2) the American Stock Exchange Oil Index, and
(3) the Standard & Poors S&P 500 Index. The comparison shown in the graph is for the years ended August 31, 1999, 2000, 2001, 2002, 2003, and 2004. The cumulative total stockholder return on the Company's common stock was measured by dividing the difference between the Company's share price at both the end and at the beginning of the measurement period by the share price at the beginning of the measurement period.

                          TOTAL RETURN TO STOCKHOLDERS
                  (Assumes $100 investment on August 31, 1998)


                                [GRAPHIC ON FILE]


                  08/31/99   08/31/00   08/31/01   08/30/02   08/29/03  08/31/04
                  --------   --------   --------   --------   --------  --------

PYR Energy Corp.   $100.00    105.41      44.97      21.62      10.81     18.81
AMEX Oil Index     $100.00    116.12     123.79     120.04     103.15    129.88
S&P 500 Index      $100.00    119.53     107.41      93.40      71.57     90.46

Stock Ownership Of Directors And Principal Stockholders

     As of May 25, 2005 there were 31,625,259 shares of common stock outstanding. The following table sets forth certain information as of that date with respect to the beneficial ownership of common stock by each director and nominee for director, by all executive officers and directors as a group, and by each other person known by us to be the beneficial owner of more than five percent of our outstanding shares of common stock:

                                        Number of Shares
Name and Address of                       Beneficially          Percentage of
Beneficial Owner                            Owned(1)         Shares Outstanding
------------------------                ----------------     ------------------

D. Scott Singdahlsen                      2,053,034(2)              6.5%
1675 Broadway, Suite 2450
Denver, Colorado  80202

Bryce W. Rhodes                             173,625(3)               *
c/o Whittier Energy Company
7770 El Camino Real
Carlsbad, CA 92009

                                        Number of Shares
Name and Address of                       Beneficially          Percentage of
Beneficial Owner                            Owned(1)         Shares Outstanding
------------------------                ----------------     ------------------

David B. Kilpatrick                          70,000(4)               *
9105 St. Cloud Lane
Bakersfield, CA 93311

Dennis M. Swenson                            50,000(5)               *
5360 Lakeshore Drive
Littleton, CO 80123

All Executive Officers and Directors      2,592,896(1)(2)(3)        8.0%
as a group (five persons)                          (4)(5)(6)

Victory Oil Company                       2,978,428(7)              9.4%
222 West Sixth Street, Suite 1010
San Pedro, California  90731

Eastbourne Capital Management, L.L.C.     3,634,000(8)             14.9%
1101 Fifth Avenue, Suite 160
San Rafael, CA  94901

----------
(*)  Less than one percent.

(1) "Beneficial ownership" is defined in the regulations promulgated by the U.S. Securities and Exchange Commission as having or sharing, directly or indirectly (1) voting power, which includes the power to vote or to direct the voting, or (2) investment power, which includes the power to dispose or to direct the disposition of shares of the common stock of an issuer. The definition of beneficial ownership includes shares underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2) The shares shown for Mr. Singdahlsen include 200,000 shares owned by Mr. Singdahlsen's two minor children. Also includes options to purchase 100,000 shares at $5.98 per share until November 27, 2005, options to purchase 10,000 shares at $1.82 per share until April 12, 2007, options to purchase 66,667 shares at $0.29 per share until February 4, 2010, and options to purchase 27,250 shares at $1.30 per share until February 4, 2010. Options to purchase 100,000 shares at $4.40 per share until May 15, 2005 have expired.

(3) Includes 13,000 shares of common stock owned by Mr. Rhodes and 64,414 shares of common stock owned by Adventure Seekers Travel, Inc. Adventure Seekers is owned by Mr. Rhodes' wife and Mr. Rhodes is the President of Adventure Seekers. Also includes options to purchase 20,000 shares at $1.65 per share until April 11, 2007 and options to purchase 50,000 shares at $1.15 per share until October 14, 2009, one-half of which are currently exercisable, with the remainder becoming exercisable on September 17, 2005. Excludes 171,625 shares that are held by Whittier Energy Company. Mr. Rhodes is a President and CEO of Whittier Energy Company. Mr. Rhodes disclaims beneficial ownership of the shares beneficially owned by Whittier Energy Company

(4) Includes options to purchase 20,000 shares at $1.72 per share until June 4, 2007, and options to purchase 50,000 shares at $1.15 per share until October 14, 2009, one-half of which are currently exercisable and the remainder become exercisable on September 17, 2005.

(5) Includes options to purchase 50,000 shares at $1.24 per share until October 1, 2009, one-half of which currently exercisable and the remainder becoming exercisable on October 1, 2005. The options expire five years from the date that they become exercisable.

(6) Includes the following securities held directly or indirectly by Kenneth R. Berry, Jr., who is Vice President of Land: an aggregate of 84,065 shares owned by various entities, IRAs, and trusts with which Mr. Berry, or his spouse or minor daughter, is associated; and options to purchase 270,000 shares of common stock at exercise prices ranging from $.29 to $5.44 per share that currently are exercisable or that will become exercisable within the next 60 days. Mr. Berry had options to purchase 45,000 shares that expired on May 15, 2005. Also includes options to purchase 150,000 shares owned by Mr. Franciscus which were granted on September 1, 2004 with an exercise price of $0.96 per share, and one-third of which vest on each anniversary date of the date of grant.

(7) Based on information contained in an amendment to Schedule 13D filed with the SEC on July 16, 2001.

(8) Based on information contained in an amendment to Schedule 13G filed with the SEC on February 7, 2005, 2004. The shares reflected include the shares beneficially owned by Eastbourne Capital Management, L.L.C., a registered investment adviser, Richard Jon Barry, Manager of Eastbourne and the following companies to which Eastbourne is investment adviser: Black Bear Offshore Master Fund Limited, a Cayman Island exempted company, Black Bear Fund I, L.P. and Black Bear Fund II, LLC. These shares do not include the equivalent shares of common stock underlying $6,303,975 of convertible notes held by Black Bear Offshore Master Fund Limited, Black Bear Fund I, L.P. and Black Bear Fund II, LLC.

Certain Transactions With Management And Principal Stockholders

     On May 24, 2002, certain investment entities managed by Eastbourne Capital Management, LLC purchased $6 million of convertible notes from the Company. The notes provide for semi-annual interest payments at an annual rate of 4.99% and are convertible into common stock at the rate of $1.30 per share. At the time of the transaction, these entities had aggregate ownership in PYR Energy Corporation of approximately 15%. Concurrent with the sale, we agreed to add Messrs. Eric Sippel and Borden Putnam, of Eastbourne, to our Board of Directors. Messrs. Sippel and Putnam resigned from the board in August 2003, although Eastbourne still has the right to designate two individuals to serve on the Board.

     During the fiscal year ended August 31, 2004, there were no other transactions between the Company and its directors, executive officers or known holders of greater than five percent of the Company's common stock in which the amount involved exceeded $60,000 and in which any of the foregoing persons had or will have a material interest.

Description of Securities

     Below is a description of our common stock and our preferred stock.

Common stock

     Holders of our common stock are entitled to one vote for each share held of record in all matters to be voted on by the stockholders. Holders of common stock are entitled to receive dividends as may be legally declared from time to time by the board of directors, and in the event of our liquidation, dissolution or winding up, to share ratably in all assets remaining after payment of liabilities. Declaration of dividends on common stock is subject to the discretion of the board of directors and will depend upon a number of factors, including our future earnings, capital requirements and financial condition. We have not declared dividends on our common stock in the past and we currently anticipate that retained earnings, if any, in the future will be applied to the expansion and development of our business rather than the payment of dividends.

     The holders of common stock have no preemptive or conversion rights and are not subject to further calls or assessments. There are no redemption or sinking fund provisions applicable to the common stock. Our articles of incorporation require the approval of the holders of a majority of our outstanding common stock for certain fundamental corporate actions, such as mergers and sales of substantial assets, or for an amendment to our articles of incorporation. There exists no provision in our articles of incorporation or our bylaws that would delay, defer or prevent a change in control of the Company.

     U.S. Corporate Stock Transfer acts as our transfer agent and registrar.

Preferred stock

     The Company has authorized 1,000,000 shares of $0.001 par value preferred stock, of which no shares are issued and outstanding.

          2. APPROVAL OF THE ISSUANCE OF UP TO AN ADDITIONAL 1,780,702
            SHARES OF COMMON STOCK TO BE AVAILABLE FOR THE CONVERSION
           OF ACCRUED INTEREST ON PREVIOUSLY ISSUED CONVERTIBLE NOTES

Background

     In May 2002, the Board of Directors determined that it was in the best interests of the Company and its stockholders to raise up to $6,000,000 through the private placement of convertible notes (the "Convertible Notes") to three investors. The proceeds of the Convertible Note offering were used for execution of the Company's business plan. The Convertible Notes were sold on May 24, 2002, have a five-year term, and call for semi-annual interest payments at an annual interest rate of 4.99%. At the option of the Company, the interest due on the Convertible Notes can be added to the principal amount of the Convertible Notes. At the sole option of the holders, the Convertible Notes, including any accrued interest thereon, are convertible into shares of the Company's common stock at the rate of $1.30 per share at any time prior to the Company's repayment of the Convertible Notes. In addition, the Convertible Notes will automatically be converted at the rate of $1.30 per share at any time after May 24, 2003 if the Averaged Volume Weighted Price (as defined below) of the Company's common stock on the American Stock Exchange ("AMEX") for the prior 30 business days has been at least $6.00 per share. For purposes of the Convertible Notes, the Average Volume Weighted Price is defined as follows: (a) the sum of (i) the price of each sales transaction on AMEX during such period multiplied by (ii) the number of shares sold pursuant to the transaction, divided by (b) the total number of shares sold on AMEX during such period. The closing sale price of the Company's common stock on AMEX on May 24, 2002 was $1.36 per share.

     As of May 25, 2005, the Company has not paid any interest on the Convertible Notes, and has elected to add all accrued interest to the principal amount of the Convertible Notes rather than to pay the accrued interest in cash at the time of the accrual. Also as of May 25, 2005, no shares of the Company's common stock had been issued pursuant to conversion of the Convertible Notes, and the Company owed $6,957,979 pursuant to the Convertible Notes. The amount owed represents the original principal amount of $6,000,000 together with the amount of accrued interest that the Company has elected to have added to the principal amount rather than to pay in cash at the time it was due. If the Holders of the Convertible Notes were to elect to convert the $6,957,919 total amount currently owed pursuant to the Convertible Notes, it would result in the issuance of 5,352,292 shares of the Company's common stock in exchange for all amounts due under the Convertible Notes. In addition, if all interest due prior to maturity of the Convertible Notes in May 2009 were added to the principal, the total number of shares into which the Convertible Notes would be convertible at maturity is 6,518,702 shares.

     If a company issues a convertible security for which the conversion price is less than the market value of the common stock at the time of the transaction (which was the case at the time of issuance of the Convertible Notes), the AMEX Company Guide requires stockholder approval as a prerequisite to list newly issued shares to the extent that the shares are to be issued in a transaction that could result in the issuance of 20% or more of the amount of common stock issued and outstanding at the time the issuer of the transaction.

     In reviewing of the Company's AMEX listing application for the shares that could be issued upon conversion of the Convertible Notes, AMEX approved for listing up to 4,738,000 shares underlying the Convertible Notes, which was equal to 19.9% of the Company's outstanding common stock on the date of issuance of the Convertible Notes, and which included 4,615,385 shares into which the original $6 million principal amount of the Convertible Notes is convertible and 122,615 shares into which a portion of the accrued interest that had been added back to the principal of the Convertible Notes could be converted. AMEX has advised the Company that, because accrued interest added back to the principal amount of the Convertible Notes could result in the Company's exceeding the 20% limitation if the Convertible Notes and accrued interest were converted to common stock, stockholder approval would be required in order for any such shares in excess of the 20% limitation to be listed on AMEX.

     We are requesting that our stockholders approve the issuance, in connection with conversion of the Convertible Notes, of 1,780,702 shares in excess of the 20% limitation. These shares would be available for the payment of interest by the Company to the extent that the Company elects to add the amount of the interest back to the principal amount of the Convertible Notes and the Convertible Notes are subsequently converted to shares of the Company's common stock.

Effect on Existing Stockholders

     All the existing holders of our common stock have been diluted proportionately in connection with the issuance of the shares of our common stock pursuant to conversion of the Convertible Notes. Further, the holders of the Convertible Notes have rights to purchase their proportionate interest in equity securities issued by the Company for cash, resulting in further dilution to stockholders. These pro rata, anti-dilutive rights do not extend to: (i) shares of common stock issued to officers, directors, employees or consultants of the Company pursuant to the Company's 1997 and 2000 Stock Option Plans, (ii) stock issued upon exercise or conversion of securities issued in compliance with the anti-dilution provisions of the Convertible Notes, (iii) stock issued in an underwritten public offering, (iv) stock issued as a stock dividend or upon any stock split or other pro-rata subdivision or combination of the stock; and (v) shares of common stock issued upon conversion of the Convertible Notes.

     We filed a registration statement on Form S-3 to register the resale and transfer of the shares underlying the Convertible Notes. This Form S-3 registration statement became effective on October 8, 2004.

     Our common stock has no preemptive or similar rights.

Principal Effects of Nonapproval

     If stockholder approval is not obtained, and the holders of the Convertible Notes elect to convert the Convertible Notes into more than 4,738,000 shares, then we would be obligated to issue shares of common stock that would not have been approved for listing by AMEX. At that time, we would not be in compliance with AMEX listing requirements and we also would be in default and possibly liable for damages with respect to the terms of the Convertible Notes. If we fail to comply with AMEX listing or other agreements with AMEX in any material respect, our securities are subject to suspension from dealings and, unless prompt corrective action is taken, removal from AMEX listing. While we could reapply for AMEX listing if our securities were delisted, removal from AMEX could negatively affect the price of our stock, our reputation, and our ability to raise capital and could otherwise negatively affect our business.

Required Vote; Board Recommendation

     An affirmative vote of the majority of shares represented at the Annual Meeting in person or by proxy is necessary to approve this matter.

     Our Board of Directors unanimously recommends that the stockholders vote for approval of the issuance, upon conversion of the Convertible Notes, of the additional shares of our common stock as described above.

          3. PROPOSAL TO RATIFY THE SELECTION OF HEIN + ASSOCIATES LLP
                      AS CERTIFIED INDEPENDENT ACCOUNTANTS

     In January 2004, we dismissed Wheeler Wasoff, P.C. as our independent auditors and engaged Hein + Associates LLP as our new independent auditors. The decision to change was based on Wheeler Wasoff's inability to serve as our independent auditors due to audit partner rotation requirements. This decision was approved by the Audit Committee of our Board of Directors. A current report on Form 8-K was filed with the SEC on January 15, 2004 regarding the change of auditors. Wheeler Wasoff's reports on our financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements between the Company and Wheeler Wasoff on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Wheeler Wasoff, would have caused Wheeler Wasoff to make reference in connection with its report to the subject matter of the disagreement.

     It is expected that one or more representatives of Hein + Associates LLP will be present at the Annual Meeting and will be given the opportunity to make a statement and to respond to appropriate questions from stockholders.

     The Board of Directors recommends that the stockholders vote in favor of ratifying the selection of the certified public accounting firm of Hein + Associates LLP of Denver, Colorado as the auditors who will audit financial statements, prepare tax returns and perform other accounting and consulting services we request for the fiscal year ended August 31, 2005 or until the Board of Directors, in its discretion, replaces them.

Principal Accountant Fees and Services

Audit Fees

     Hein + Associates, LLP, the Company's principal accountants, billed the Company $81,907 for the year ended August 31, 2004. Hein + Associates, LLP was hired in January 2004 as our certified independent accountant. Hein's professional services, as of August 31, 2004, included review of financial statements included in the Company's Forms 10-QSB, and services provided in connection with regulatory filings. Wheeler Wasoff, P.C., the Company's certified independent accountant prior to January 2004, billed the Company $29,354 and $29,058, respectively, for the years ended August 31, 2004 and 2003, for the audit of the Company's annual financial statements and review of financial statements included in the Company's Forms 10-QSB, as well as for services normally provided by Wheeler Wasoff, P.C. in connection with statutory and regulatory filings or engagements for those fiscal years. Wheeler Wasoff, P.C. has been retained to provide guidance on tax matters and other issues as needed.

Audit-Related Fees

     For the years ended August 31, 2004 and August 31, 2003, neither Hein + Associates, LLP nor Wheeler Wasoff, P.C. provided the Company with any services for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported above under "--Audit Fees."

Tax Fees

     For the years ended August 31, 2004 and August 31, 2003, Wheeler Wasoff, P.C. billed the Company $3,325 and $2,150, respectively, for professional services for tax compliance, tax advice, and tax planning. There were no amounts billed by Hein + Associates, LLP for professional services for tax compliance, tax advice, or tax planning for either of those fiscal years.

All Other Fees

     For the years ended August 31, 2004 and August 31, 2003, neither Hein + Associates, LLP nor Wheeler Wasoff, P.C. billed the Company for products and services other than those described above.

Audit Committee Pre-Approval Policies

     The Audit Committee policy is that any services performed by the principal independent auditors that are not included in the audit engagement letter shall be pre-approved by the Audit Committee. All the services described above that were performed by the Company's independent auditors and that were not included in the audit engagement letter were pre-approved by the Audit Committee.

Required Vote; Board Recommendation

     An affirmative vote of the majority of shares represented at the Annual Meeting in person or by proxy is necessary to ratify the selection of auditors. There is no legal requirement for submitting this proposal to the stockholders; however, the Board of Directors believes that it is of sufficient importance to seek ratification. Whether the proposal is approved or defeated, the Board may reconsider its selection of Hein + Associates LLP.

     The Board of Directors unanimously recommends that the stockholders vote for approval of Hein + Associates LLP as the Company's certified independent accountants.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any other matters that are to be presented at the Annual Meeting, and it has not been advised that any other person will present any other matters for consideration at the meeting. Nevertheless, if other matters should properly come before the Annual Meeting, the stockholders present, or the persons, if any, authorized by a valid proxy to vote on their behalf, shall vote on such matters in accordance with their judgment.

          FINANCIAL AND OTHER INFORMATION - INCORPORATION BY REFERENCE

     Financial and other information required to be disclosed in this proxy statement is set forth in our Annual Report on Form 10-KSB for the fiscal year ended August 31, 2004 under the captions "FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA," and "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS," is hereby incorporated herein by reference. A copy of our Annual Report Form 10-KSB accompanies this proxy statement.

                                VOTING PROCEDURES

     Votes at the Annual Meeting are counted by an inspector of election appointed by the Chairman of the meeting. If a quorum is present, an affirmative vote of a majority of the votes entitled to be cast by those present in person or by proxy is required for the approval of items submitted to stockholders for their consideration, unless a different number of votes is required by Maryland law or our certificate of incorporation. Abstentions by those present at the Annual Meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes. If a stockholder returns his proxy card and withholds authority to vote for any or all of the nominees, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes. Shares in the names of brokers that are not voted are treated as not present.

                RESOLUTIONS PROPOSED BY INDIVIDUAL STOCKHOLDERS,
                     DISCRETIONARY AUTHORITY TO VOTE PROXIES

     Under Rule 14a-8(e) of the Securities Exchange Act of 1934, in order to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders following the end of our 2005 fiscal year, proposals by individual stockholders must be received by us no later than April 10, 2006.

     In addition, under Rule 14a-4(c)(1) of the Securities Exchange Act, the proxy solicited by the Board of Directors for the next annual meeting of stockholders following the end of our 2005 fiscal year will confer discretionary authority on any stockholder proposal presented at that meeting unless we are provided with notice of that proposal no later than April 10, 2006.

                           FORWARD-LOOKING STATEMENTS

     This proxy statement includes "forward-looking" statements within the meaning of Section 21E of the Exchange Act. All statements other than statements of historical facts included in this proxy statement, including without limitation statements under "Recent Developments Concerning The Company" regarding our financial position, business strategy and plans and objectives of management for future operations and capital expenditures are forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements and the assumptions upon which the forward-looking statements are based are reasonable, we can give no assurance that such expectations and assumptions will prove to have been correct. Additional statements concerning important factors that could cause actual results to differ materially from our expectations ("Cautionary Statements") are disclosed in the "Disclosure Regarding Forward-Looking Statements And Cautionary Statements" section of our Annual Report on Form 10-KSB for the fiscal year ended August 31, 2004. All written and oral forward-looking statements attributable to us or persons acting on our behalf subsequent to the date of this proxy statement are expressly qualified in their entirety by the Cautionary Statements.

                                    * * * * *

     This Notice and Proxy Statement are sent by order of the Board of Directors.


Dated:  June 14, 2005                   /s/ D. Scott Singdahlsen
                                        ----------------------------------------
                                        D. Scott Singdahlsen
                                        Chief Executive Officer

                                    * * * * *

PROXY                                                                      PROXY

                             PYR ENERGY CORPORATION
            For the Annual Meeting of Stockholders on August 8, 2005
               Proxy Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints D. Scott Singdahlsen and Tucker Franciscus, or either of them, as proxies with full power of substitution to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of PYR Energy Corporation (the "Corporation") to be held at 10:00a.m. (Denver, Colorado time) on August 8, 2005, at Wells Fargo Bank, 1740 Broadway, or any adjournments thereof, on the following matters:

          [X] Please mark votes as in this example.

1.   To elect the following four directors:

     Nominees: Dennis Swenson, David B. Kilpatrick, Bryce W. Rhodes,
               D. Scott Singdahlsen.

     FOR ALL NOMINEES [ ]

     WITHHELD AUTHORITY FOR ALL NOMINEES [ ]

     FOR ALL NOMINEES EXCEPT AS NOTED ABOVE [ ]

2. To approve the issuance of up to an additional 1,780,702 shares of common stock to be available for the conversion of accrued interest on previously issued convertible notes as more fully described in the proxy statement.

            [ ] FOR                   [ ] AGAINST                   [ ] ABSTAIN

3. To ratify the selection of Hein + Associates LLP as the Corporation's certified independent accountants.

            [ ] FOR                   [ ] AGAINST                   [ ] ABSTAIN

4. In their discretion, the proxies are authorized to vote upon an adjournment or postponement of the meeting.

            [ ] YES                   [ ] NO                        [ ] ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

            [ ] YES                   [ ] NO                        [ ] ABSTAIN


                (Continued and to be signed on the reverse side)

     Unless contrary instructions are given, the shares represented by this proxy will be voted in favor of Items 1, 2, 3 and 4. This proxy is solicited on behalf of the Board of Directors of PYR Energy Corporation.

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW           [ ]

                    Dated: ____________________________________

                    Signature: ________________________________


                    Signature: ________________________________

                    Signature if held jointly

                    (Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each join owner should sign.)